Execution Version

AMENDMENT NO. 1 to CREDIT, SECURITY AND GUARANTY AGREEMENT
This AMENDMENT No. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Amendment”) is made as of this 2nd day of February, 2017, by and among WRIGHT MEDICAL GROUP N.V., a public limited liability company organized and existing under the laws of the Netherlands with its corporate seat (statutaire zetel) in Amsterdam and registered with the Dutch trade register under number 34250781, as a Guarantor (“Parent”), WRIGHT MEDICAL GROUP, INC., a Delaware corporation (“Wright”), each of the direct and indirect Subsidiaries of Parent set forth on the signature pages hereto (individually as a “Borrower”, and collectively with Wright, the “Borrowers”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, individually as a Lender, and as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.Agent, Lenders, Parent and Borrowers have entered into that certain Credit, Security and Guaranty Agreement, dated as of December 23, 2016 (the “Original Credit Agreement” and as amended hereby and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.Parent and certain of its Subsidiaries desire to effect an internal reorganization, pursuant to which (i) 2Hip Holdings SAS, a company organized under the laws of France (“2Hip”) will sell to Tornier SAS, a company organized under the laws of France (“Tornier France”) all of its equity interest in Bio Tech International SAS and its Subsidiaries (the “Biotech Transfer”), (ii) as consideration for the Biotech Transfer, Tornier France shall issue a note in an aggregate principal amount not to exceed €13,000,000 in favor of 2Hip (the “Tornier Note”) and (iii) Parent shall provide an unsecured guaranty of the obligations of Tornier France under the Tornier Note (the “Parent Guaranty”).
C.The Parent and the Borrowers have requested that Agent and the Lenders constituting at least the Required Lenders amend the Original Credit Agreement to permit the Parent Guaranty to be provided by Parent, and, subject to the satisfaction of the conditions set forth herein, the Agent and the Lenders constituting at least the Required Lenders have so agreed to amend the Original Credit Agreement, as more fully set forth and subject to the terms and conditions herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders, Parent and Borrowers hereby agree as follows:
1.Defined Terms; Recitals. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto). The Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.
2.Amendments to the Original Credit Agreement. Subject to the terms and conditions of this Amendment, including, without limitation, the satisfaction of the conditions set forth in Section 4 hereof, the Original Credit Agreement is hereby amended as follows:
(a)Section 5.8 of the Credit Agreement is hereby amended by deleting clause (d) and all the text occurring in and after clause (d) thereof and substituting the following text in lieu thereof:
“(d) for the Permitted Internal Reorganization, no Credit Party will (i) directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange or any property or the rendering of any service) with any Affiliate of any Credit Party that is not itself (A) a Borrower, (B) a Guarantor or (C) in the case of any transaction constituting (v) Permitted Contingent Obligations under clause (o) of the definition thereof, (w) Permitted Asset Dispositions under clause (e), clause (j)(i), clause (k), clause (m) or clause (o) thereof, (x) Permitted Debt under clause (m)(iii) of the definition thereof, (y) Permitted Distributions, or (z) Permitted Investments under clause (i) of the definition thereof, a Subsidiary and (ii) permit any Subsidiary that is not a Credit Party to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange or any property or the rendering of any service) with any Affiliate of any Credit Party that is not itself (A) a Borrower (to the extent such transaction is permitted with respect to such Borrower pursuant to clause (d)(i)(C) above), (B) a Guarantor (to the extent such transaction is permitted with respect to such Guarantor pursuant to clause (d)(i)(C) above) or (C) another Subsidiary that is not itself a Credit Party.”
(b)The following definitions are hereby added to Section 1.1 of the Original Credit Agreement in the appropriate alphabetical order:
“2Hip” means 2Hip Holdings SAS, a company organized under the laws of France.
“Tornier France” means Tornier SAS, a company organized under the laws of France.
“Tornier Note” means that certain note issued by Tornier France to 2Hip in an aggregate principal amount not to exceed €13,000,000 as consideration for the sale of Bio Tech International SAS and its Subsidiaries by 2Hip to Tornier France.
(c)The definition of “Permitted Contingent Obligations” in Section 1.1 of the Original Credit Agreement is hereby amended by:
(i)deleting the word “and” at the end of clause (m) thereof;
(ii)deleting the “.” at the end of clause (n) thereof and replacing it with “; and”; and

(iii)adding the following new clause (o) in the appropriate order therein:
“(o)    the unsecured Guarantee by Parent of the obligations of Tornier France under the Tornier Note.”.
3.Representations and Warranties. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).
4.Conditions to Effectiveness. This Amendment shall become effective as of the first date (such date, the “Effective Date”) on which each of the following conditions has been satisfied:
(a)The Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from each Credit Party, the Agent and the Required Lenders;
(b)all representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(c)both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or result therefrom.
5.Costs and Fees. Parent and Borrowers shall be responsible for the payment of all reasonable, documented and invoiced out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment.
6.[Reserved].
7.No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent, nor constitute a modification or waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or

Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
8.Reaffirmation. Except as specifically amended pursuant to the terms hereof, each Credit Party hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Credit Party. Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.
9.Miscellaneous.
(a)Reference to the Effect on the Credit Agreement and Financing Documents. On and after the Effective Date, (i) this Amendment shall constitute a “Financing Document” under and as defined in the Credit Agreement and the other Financing Documents and (ii) each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8 (Governing Law; Submission to Jurisdiction) and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(c)Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(d)Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(e)Entire Agreement.    This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(f)Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(g)Successors/Assigns. This Amendment shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST,
as Agent

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING IV TRUST,
as a Lender

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures Continue on Following Page]

LENDER:	APOLLO INVESTMENT CORPORATION By: Apollo Investment Management, L.P., as Advisor By: ACC Management, LLC, as its General Partner By: /s/ Tanner Powell Name: Tanner Powell Title: Authorized Signatory

BORROWERS:	BIOMIMETIC THERAPEUTICS CANADA, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President
BIOMIMETIC THERAPEUTICS LLC By: /s/ Lance A. Berry Name: Lance A. Berry Title: Treasurer
BIOMIMETIC THERAPEUTICS USA, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President
INBONE TECHNOLOGIES, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury
ORTHOHELIX SURGICAL DESIGNS, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
ORTHOPRO, L.L.C. By: /s/ Lance A. Berry Name: Lance A. Berry Title: President and Chief Financial Officer

SOLANA SURGICAL, LLC By: /s/ Lance A. Berry Name: Lance A. Berry Title: Senior Vice President, Chief Financial Officer
TORNIER US HOLDINGS, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
TORNIER, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
TROOPER HOLDINGS INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Treasurer
WHITE BOX ORTHOPEDICS, LLC By: /s/ Lance A. Berry Name: Lance A. Berry Title: Senior Vice President and Chief Financial Officer
WRIGHT MEDICAL CAPITAL, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury

WRIGHT MEDICAL TECHNOLOGY, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury
WRIGHT MEDICAL GROUP INTELLECTUAL PROPERTY, INC. By: /s/ W. Dean Morgan Name: W. Dean Morgan Title: Vice President, Tax and Treasury

GUARANTOR AND PARENT:	WRIGHT MEDICAL GROUP N.V. By: /s/ Lance A. Berry Name: Lance A. Berry Title: Senior Vice President and Chief Financial Officer